Exhibit 10.20

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of September 29, 2017, is among LINN ENERGY HOLDCO II LLC, a Delaware limited liability company (the “Borrower”); LINN ENERGY HOLDCO LLC, a Delaware limited liability company (the “Parent”); LINN ENERGY, INC., a Delaware corporation (“Holdings”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the Parent and Holdings, the “Obligors”); ROYAL BANK OF CANADA, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as the Issuing Bank; and the Lenders signatory hereto.

R E C I T A L S

A. The Borrower, the Parent, Holdings, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 4, 2017 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower and the other Obligors are parties to that certain Guarantee and Collateral Agreement dated as of August 4, 2017 made by each of the Grantors (as defined therein) in favor of the Administrative Agent.

C. The Borrower, the Parent, Holdings, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, as the same may from time to time be further amended, restated, amended and restated, supplemented or otherwise modified.

“LC Commitment” at any time means $50,000,000.

(b) The following definitions are hereby added where alphabetically appropriate to read as follows:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of September 29, 2017, among the Borrower, the Parent, Holdings, the other Guarantors, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

“Wells Fargo Default Interest LC” means the Letter of Credit issued on the First Amendment Effective Date for the benefit of Wells Fargo Bank, National Association, in an amount equal to $31,846,413.75, for the purpose of securing potential obligations of the Borrower pursuant to that certain Stipulation and Agreed Order Regarding Default Interest Litigation with Respect to Linn Energy, LLC entered by the United States Bankruptcy Court for the Southern District of Texas on August 4, 2017.

(c) The second-to-last sentence of the definition of “Debt” is hereby amended and restated in its entirety to read as follows: “Notwithstanding anything herein to the contrary, any obligations of the Borrower or any Guarantor with respect to (i) any obligations under the Existing Credit Agreement secured by the Wells Fargo Default Interest LC and (ii) the Existing Letters of Credit shall not constitute Debt.”

(d) Clause (k) of the definition of “Excepted Liens” is hereby amended and restated in its entirety to read as follows: “(k) Liens on any cash deposited with Paul Hastings LLP pursuant to Section 6.01(c);”.

(e) Clause (h) of the definition of “Excluded Accounts” is hereby amended and restated in its entirety to read as follows: “(h) accounts consisting of purchase price deposits held in escrow by or on behalf of the Borrower or any Subsidiary pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits,”.

(f) The definition of “Excluded Accounts” is hereby further amended by inserting the following sentence at the end of such definition: “Notwithstanding anything to the contrary in this definition or in Section 7.25, in no event shall an Excluded Account described in clause (h) hereof be required to be listed as an “Excluded Account” on Schedule 7.25.”.

(g) The definition of “Wells Fargo Escrow Account” is hereby deleted in its entirety.

2.2 Amendment to Section 2.07(f). The last sentence of Section 2.07(f) is hereby amended and restated in its entirety to read as follows: “Notwithstanding the foregoing, from the period commencing on the First Amendment Effective Date through December 31, 2017, the Liquidation of any Swap Agreements covering up to 30 MMcf per day of calendar year 2017 gas production shall not constitute a Liquidation of a Swap Agreement solely for the purposes of this Section 2.07(f).”

2.3 Amendment to Section 7.05. Section 7.05 is hereby amended by replacing the phrase “amounts on deposit in the Wells Fargo Escrow Account” with the phrase “the Wells Fargo Default Interest LC”.

2.4 Amendment to Section 8.16. Section 8.16 is hereby amended by deleting the last sentence therein in its entirety.

2.5 Amendments to Schedule 6.03.

(a) Section 3 of Schedule 6.03 is hereby amended and restated in its entirety to read as follows: “3. [Reserved.]”.

(b) Exhibit 1 to Schedule 6.03 is hereby deleted in its entirety.

2.6 Amendment to Schedule 7.25. Schedule 7.25 is hereby amended and restated in its entirety to read as set forth on Schedule 7.25 attached hereto.

Section 3. Conditions Precedent. This Amendment shall become effective on the date (such date, the “First Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

3.1 First Amendment. The Administrative Agent shall have received from the Borrower, each other Obligor, the Majority Lenders and the Issuing Bank counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.

3.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

3.3 Wells Fargo Default Interest LC. The Issuing Bank shall have issued the Wells Fargo Default Interest LC (or shall issue the Wells Fargo Default Interest LC substantially concurrently with the First Amendment Effective Date).

3.4 Wells Fargo Escrow Account. The Wells Fargo Escrow Account (as defined in the Credit Agreement prior to giving effect to this Amendment) shall have been closed (or shall be closed substantially concurrently with the First Amendment Effective Date), and all proceeds therein shall be deposited in a Deposit Account specified on Schedule 7.25 that is subject to an Account Control Agreement.

3.5 Payment of Outstanding Invoices. The Administrative Agent shall have received payment by the Borrower of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP), in each case pursuant to the Credit Agreement.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective and to declare the occurrence of the First Amendment Effective Date when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions in accordance with Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby (subject to subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law); (c) agrees that from and after the First Amendment Effective Date, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) the representations and warranties set forth in each Loan Document are true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date and (ii) no Default has occurred and is continuing.

4.3 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

4.4 NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. In accordance with Section 12.03(a) of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to each of the Administrative Agent.

4.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns permitted thereby.

4.9 Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

[Signatures begin next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the First Amendment Effective Date.

BORROWER:	LINN ENERGY HOLDCO II LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President and Chief Financial Officer

PARENT:	LINN ENERGY HOLDCO LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President and Chief Financial Officer

HOLDINGS:	LINN ENERGY, INC.

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	LINN ENERGY HOLDINGS, LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

LINN OPERATING, LLC

By:	/s/ David B. Rottino
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer

LINN MIDWEST ENERGY LLC

By:	/s/ David B. Rottino
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer

BLUE MOUNTAIN MIDSTREAM LLC

By:	/s/ David B. Rottino
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer

LINN MARKETING, LLC

By:	/s/ David B. Rottino
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA, as Administrative Agent

	By:	/s/ Rodica Dutka
	Name:	Rodica Dutka
	Title:	Manager, Agency Services Group

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

ISSUING BANK AND LENDER:	ROYAL BANK OF CANADA, as Issuing Bank and a Lender

	By:	/s/ Emilee Scott
	Name:	Emilee Scott
	Title:	Authorized Signatory

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CITIBANK, N.A., as a Lender

	By:	/s/ Saqeeb Ludhi
	Name:	Saqeeb Ludhi
	Title:	Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Christopher M. Aitkin
Name:	Christopher M. Aitkin
Title:	Assistant Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Signatory

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Pat Layton
Name:	Pat Layton
Title:	Authorized Signatory

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Denise S. Davis
Name:	Denise S. Davis
Title:	Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley

Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

CADENCE BANK, N.A., as a Lender

By:	/s/ Anthony Blanco
Name:	Anthony Blanco
Title:	Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mason McGurrin
Name:	Mason McGurrin
Title:	Managing Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

CATHAY BANK, as a Lender

By:	/s/ Stephen V. Bacala II
Name:	Stephen V. Bacala II
Title:	Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

DNB CAPITAL LLC, as a Lender

By:	/s/ Byron Cooley
Name:	Byron Cooley
Title:	Senior Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

SOCIETE GENERALE, as a Lender

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

BP ENERGY COMPANY, as a Lender

By:	/s/ Timothy Yee
Name:	Timothy Yee
Title:	Attorney-in-Fact

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

CARGILL, INCORPORATED, as a Lender

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Authorized Signer

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

MACQUARIE BANK LIMITED, as a Lender

By:	/s/ Philip Yates
Name:	Philip Yates
Title:	Division Director

By:	/s/ Andrew Mitchell
Name:	Andrew Mitchell
Title:	Division Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

NEXTERA ENERGY MARKETING, LLC, as a Lender

By:	/s/ Craig Shapiro
Name:	Craig Shapiro
Title:	Vice President and Managing Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

Schedule 7.25

Deposit Accounts

Bank Name	Legal Name	Account No.	Type of Account
Comerica Bank	Linn Operating, LLC	XXXX0410	Lockbox
Comerica Bank	Linn Operating, LLC	XXXX1587	Lockbox
Comerica Bank	Linn Operating, LLC	XXXX1518	Lockbox
Comerica Bank	Linn Operating, LLC	XXXX1548	Lockbox
Comerica Bank	Linn Operating, LLC	XXXX1540	Lockbox
Comerica Bank	Linn Operating, LLC	XXXX1631	Lockbox
Comerica Bank	Linn Energy, Inc.	XXXX1150	Checking
Comerica Bank	Linn Energy Holdco LLC	XXXX1184	Checking
Comerica Bank	Linn Energy Holdco II LLC	XXXX3194	Checking
Comerica Bank	Linn Operating, LLC	XXXX9231	Master Zero Balance
Comerica Bank	Linn Energy Holdings, LLC	XXXX4372	Checking
Comerica Bank	Linn Operating, LLC	XXXX6624	Sub Zero Balance Account
PNC Bank	Linn Operating, LLC	XXXX2908	Money Market DDA
Cadence Bank, N.A.	Linn Operating, LLC	XXXX8159	Checking

Excluded Accounts

Bank Name	Legal Name	Account No.	Type of Account
Comerica Bank	Linn Operating, LLC	XXXX7057	Payroll
Comerica Bank	Linn Operating, LLC	XXXX1880	Trust Account for Environmental Protection Agency
Wells Fargo	Linn Energy, Inc.	XXXX4136	Trust Account
First Interstate Bank	Linn Operating, LLC	XXXX8532	State of Wyoming Suspense Account
Citi Bank	Linn Operating, LLC	XXXX0324	Employee Benefits
Comerica Bank	Linn Operating, LLC	XXXX2789	State of California Dept. Fish & Wildlife Standby Trust Account
Amegy Bank of Texas	Linn Energy, LLC	XXXX9639	General Unsecured Claims Account
Amegy Bank of Texas	Linn Energy, LLC	XXXX8078	General Unsecured (Convenience) Claims Account
Citi Bank	Linn Energy, Inc.	XXXX7473	Investment account - stock repurchases

Schedule 7.25

Securities Accounts

Comerica Bank	Linn Operating, LLC	XXXX6151	Sweep Account

Schedule 7.25